Case Name: Chum v. Szilagyi et al
Case No: 17-cv-006933
(Franklin Cty. (OH) Court of
Common Pleas) Plaintiff:
Kalvin Chum
Defendants: Jerry Szilagyi, Gemini Fund Services, Northern Lights
Distributors LLC, Catalyst Capital Advisors, Tiberiu Weisz, Tobias Caldwell, Bert Pariser, Mutual Fund Series Trust

On August 2, 2017, plaintiff Kalvin Chum filed a derivative action in the Court of Common Pleas, Franklin County, Ohio Civil Division, against CCA, the Trustees, the Distributor and GFS, as well as the Trust as a nominal defendant. The plaintiff alleges that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Strategy Fund contained false and misleading statements as to, and descriptions of, the nature and extent of the risks related to the Fund's strategy and performance history. The plaintiff claims that this resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund. The plaintiff further alleges that CCA failed to properly manage the risk of the Fund's portfolio and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney's fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Claims against the Distributor and GFS were voluntarily dismissed without prejudice on October 12, 2017. On October 16, 2017, the remaining defendants filed a motion to dismiss the complaint in its entirety or to stay the proceeding in favor of the previously filed action in the Eastern District of New York (see above). That motion has been fully briefed and is sub judice. Defendants believe the claims are without merit and intend to vigorously defend their interests.